The income tax provision differs from the amount on income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2021 and 2020 due to the following: (Details) - USD ($)
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Federal income tax benefit attributable to:
Income tax benefit	$ (43,711)	$ (9,718)
Loss on disposal of assets	4,128
Stock issued for services	6,176
Gain on settlement of debt		(2,100)
Interest amortization	8,838	8,942
Change in valuation allowance	24,569	2,876
Net provision for Federal income taxes